UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 10, 2005

SUPERIOR INDUSTRIES INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

California (State or Other Jurisdiction of Incorporation)	1-6615 (Commission File Number)	95-2594729 (IRS Employer Identification No.)

7800 Woodley Avenue, Van Nuys, California (Address of Principal Executive Offices)	91406 (Zip Code)

Registrant’s Telephone Number, Including Area Code: (818) 781-4973

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Superior Industries International, Inc. issued a press release on June 10, 2005, updating earnings guidance for the second quarter of 2005, a copy of which is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits:

99.1 Press release issued by Superior Industries International, Inc. on June 10, 2005, updating earnings guidance for the second quarter of 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR INDUSTRIES INTERNATIONAL, INC.
(Registrant)

Date: June 10, 2005

/s/ R. Jeffrey Ornstein
R. Jeffrey Ornstein
Vice President and Chief Financial Officer